Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ENACTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Hubilu Venture Corporation (the “Company”) on Form 10-K for the period ending December 31, 2018, as filed with the Securities and Exchange Commission on or about the date hereof (“Report”), I, David Behrend, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

3. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

4. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 30, 2019	/s/ David Behrend
David Behrend
Chief Financial Officer
(Principal Financial Officer)